SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549

                           FORM 8-K/A

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

                        Date of Report:

                         June 15, 2001

                       Bioenvision, Inc.
       (Exact Name of Registrant as Specified in Charter)


       Delaware               0-24875             11-3375915
(State of Incorporation) (Commission File Number)(IRS Employer
                                              Identification No.)

                           Suite 1600
                     One Rockefeller Plaza
                    New York, New York 10020
      (Address of principal executive offices) (Zip Code)


                         (212) 521-4496
                (Registrant's telephone number)







Item 4.      Change in Registrant's Certifying Accountant.

On June 15, 2001, the Company received a letter from Ernst & Young LLP ("Ernst & Young") expressing its desire to resign as independent auditors of the Company. On June 16, 2001 and again on June 19, 2001, the Company's management had discussions with Ernst & Young asking them to reconsider their resignation. On June 20, 2001, the Company received a letter from Ernst & Young stating that it did not wish to reconsider its resignation.

The reports of Ernst & Young on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except that the report for the years ended June 30, 1999 and 2000 included a paragraph expressing substantial doubt as to the Company's ability to continue as a going concern.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended September 30, 2000 and in the subsequent interim period, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report.

The Company has requested Ernst & Young to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of the initial letter from Ernst & Young, addressing paragraph one of the Report, was filed with the Company's Report on Form 8-K/A as filed on July 26, 2001 (the "Report") as Exhibit 16.1. In response to a request from the Securities and Exchange Commission, Ernst & Young provided a second letter addressing paragraphs one, two and three of the Report. That letter is filed herewith as Exhibit 16.2.

The Company engaged Grant Thornton LLP as its principal accountants to audit the Company's financial statements for the year ended June 30, 2001. During the Company's two most recent fiscal years and any subsequent interim period prior to engaging the new accountants, the Company did not consult with the newly engaged accountants regarding any of the matters described in Regulation S-K Item 304(a)(2)(i) or (ii).

Item 7. Financial Statements and Exhibits.

     (c)  Exhibit 16.1   Letter from Ernst & Young LLP to the
                         Securities and Exchange Commission dated
                         July 6, 2001 (incorporated by reference
                         to the Company's filing on Form 8-K/A
                         filed with the Securities and Exchange
                         Commission on July 26, 2001)

          Exhibit 16.2   Letter from Ernst & Young LLP to the
                         Securities and Exchange Commission dated
                         August 16, 2001 (filed herewith)


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 5, 2001       BIOENVISION, INC.


                         By:  /s/ Christopher B. Wood, M.D.
                              Christopher B. Wood, M.D.
                              Chief Executive Officer

Exhibit 16.2




By Fax and Mail

Securities and Exchange Commission                16 August 2001
450 Fifth Street, N.W.
Washington, DC 20548                              3/WHPS/PGB
USA
                                 Direct Line: 0044 118 928 1301



Gentlemen

We have read item 4 of Form 8-K dated June19, 2001, of Bioenvision Inc. and are in agreement with the statements contained in paragraph one therein (stating that Ernst & Young resigned as auditors on June 15, 2001) in paragraph 2 therein (referring to the reports of Ernst & Young for the years ended June 30, 1999 and 2000), and in paragraph 3 therein (referring to there being no disagreements with Ernst & Young). We have no basis to agree or disagree with other statements of the registrant contained in the Form 8-K referred to.

This letter supersedes our letter to you of 6 July 2001.

Yours faithfully

/s/

Ernst & Young LLP

c.c. Dr. C. Wood
     Mr. S. Nelson